U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): April 25, 2006



                            Superior Oil and Gas Co.
             (Exact name of registrant as specified in its charter)



   Nevada                            000-50173                      87-0537621
   ------                            ---------                      ----------
  (state of                   (Commission File Number)            (IRS Employer
incorporation)                                                     I.D. Number)

                            14910 Northwest 36 Street
                                 Yukon, OK 73099
                                  405-350-0404
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On April 25, 2006 the registrant (Superior Oil and Gas Co.) entered into a material definitive agreement with Enerhance Energy, Inc. of Calgary, Alberta, Canada, and filed a Form 8-K with the Commission and published a press release regarding the agreement.

     On May 15, 2006, Superior Oil and Gas Co. published the following correction to the earlier press release:

             SUPERIOR OIL AND GAS CO. CORRECTS EARLIER PRESS RELEASE
                 REGARDING MEDICINE HAT FIELD IN ALBERTA, CANADA


Yukon, Oklahoma, May 15, 2006 . . . On April 25, 2006 Superior Oil and Gas Co. (OTCBB: SIOR) published a press release with the following headline and first sentence of the release:

"SUPERIOR OIL AND GAS CO. PURCHASES WORKING INTEREST IN MULTI-WELL GAS DEVELOPMENT PROGRAM - MEDICINE HAT FIELD IN ALBERTA, CANADA.

"April 25, 2006 . . . Yukon, Oklahoma. SUPERIOR OIL AND GAS CO. (OTCBB-SIOR) has agreed to purchase, for cash, a 100% Working Interest in a 7-section block of lands in the Medicine Hat Field in southeastern Alberta, Canada, announced Dan Lloyd, president of Superior."

The headline was incorrect. It should have been "Superior Oil and Gas Co. agrees to purchase working interest . . . ." The purchase has not yet been closed.  The first line of the body of the release was correct, but the headline was misleading. Superior Oil and Gas anticipates acquiring the described interest in the Medicine Hat Field before the end of May, 2006.

This Press Release contains forward-looking statements based on our current expectations about our company and our industry. You can identify these forward-looking statements when you see us using the words such as 'expect,' 'anticipate,' 'estimate,' 'believes,' 'plans' and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of our ability to complete required financings and other preconditions to the completion of the transactions described herein and Superior's ability to successfully acquire reserves and produce its resources among other issues. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.



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

Contact:
     Superior Oil & Gas Co.
     Dan Lloyd, President and Chief Executive Officer
     (405) 350-0404
     Fax: (405) 350-0539
     info@superioroilandgas.com
--------------------
Source: Superior Oil and Gas



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2006
                            SUPERIOR OIL AND GAS CO.



                                         By /s/ Daniel Lloyd
                                           -------------------------------------
                                           Daniel Lloyd, Chief Executive Officer

















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